                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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
                            ARKANSAS BEST CORPORATION

                                     (Logo)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 25, 2001



TO THE STOCKHOLDERS OF ARKANSAS BEST CORPORATION:

You are cordially invited to attend the Annual Meeting of Stockholders of Arkansas Best Corporation on Wednesday, April 25, 2001 at 9:00 a.m. at 3801 Old Greenwood Road, Fort Smith, Arkansas 72903. In addition to this notice, enclosed are a proxy card/ballot and a proxy statement containing information about the following matters to be acted upon at the meeting.

     I. To elect two Class III directors for terms to expire at the 2004 Annual Meeting of Stockholders;

    II. To ratify the appointment of Ernst & Young LLP as independent auditors for fiscal year 2001;

   III. To act upon such other matters as may properly be brought before the meeting affecting the business and affairs of the Company.

Only stockholders of record at the close of business on February 26, 2001 will be entitled to notice of and to vote at the meeting or any adjournment thereof. It is important that your shares be represented at the meeting. We look forward to the Annual Meeting of Stockholders and hope you will attend the meeting or be represented by proxy.

WE URGE YOU TO SIGN AND DATE YOUR ENCLOSED PROXY CARD/BALLOT AND PROMPTLY RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE EVEN IF YOU ARE PLANNING TO ATTEND THE MEETING.

By Order of the Board of Directors, March 16, 2001.


      /s/ William A. Marquard                    /s/ Robert A. Young III

         William A. Marquard                        Robert A. Young III
        Chairman of the Board                President-Chief Executive Officer


                ARKANSAS BEST CORPORATION, POST OFFICE BOX 10048
                         FORT SMITH, ARKANSAS 72917-0048

                            ARKANSAS BEST CORPORATION



                                 PROXY STATEMENT



This Proxy Statement is furnished to the stockholders of Arkansas Best Corporation ("ABC" or the "Company"), in connection with the solicitation of proxies on behalf of the ABC Board of Directors (the "Board") to be voted at the Annual Meeting of Stockholders on April 25, 2001 ("2001 Annual Meeting") for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and Notice of Meeting, the related proxy card/ballot and the 2000 Annual Report to Stockholders are being mailed to stockholders beginning on or about March 16, 2001. ABC's principal place of business is 3801 Old Greenwood Road, Fort Smith, Arkansas 72903, and its telephone number is 501/785-6000.


                                   RECORD DATE

The Board has fixed the close of business on February 26, 2001 as the record date for the 2001 Annual Meeting. Only stockholders of record on that date will be entitled to vote at the meeting in person or by proxy.


                                     PROXIES

The proxy named on the enclosed proxy card/ballot was appointed by the Board to vote the shares represented by the proxy card/ballot. Upon receipt by the Company of a properly signed and dated proxy card/ballot, the shares represented thereby will be voted in accordance with the instructions on the proxy card/ballot. If a stockholder does not return a signed proxy card/ballot, his or her shares cannot be voted by proxy. Stockholders are urged to mark the ovals on the proxy card/ballot to show how their shares are to be voted. If a stockholder returns a signed proxy card/ballot without marking the ovals, the shares represented by the proxy card/ballot will be voted as recommended by the Board herein and in the proxy card/ballot. The proxy card/ballot also confers discretionary authority to the proxy to vote on any other matter not presently known to management that may properly come before the meeting. Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company received before the proxy is voted or
(iii) by such person(s) voting in person at the 2001 Annual Meeting.


                                  VOTING SHARES

On the record date, there were 20,369,570 shares of common stock outstanding and entitled to vote ("Common Stock"). Each share of Common Stock is entitled to one vote. The holders in person or by proxy of a majority of the total number of the shares of Common Stock shall constitute a quorum for purposes of the 2001 Annual Meeting.

                        PROPOSAL I. ELECTION OF DIRECTORS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL I.

The Board is divided into three classes of directorships, with directors in each class serving staggered three-year terms. At each annual meeting of stockholders, the terms of directors in one of the three classes expire. At that annual meeting of stockholders, directors are elected in a class to succeed the directors whose terms expire, the terms of the directors so elected to expire at the third annual meeting of stockholders thereafter. Pursuant to the Company's Certificate of Incorporation, the Board has fixed the number of directorships at six: two in the class to be elected at the 2001 Annual Meeting of Stockholders whose members' terms will expire at the 2004 Annual Meeting of Stockholders, two in the class whose members' terms will expire at the 2002 Annual Meeting of Stockholders, and two in the class whose members' terms will expire at the 2003 Annual Meeting of Stockholders.

It is intended that the shares represented by the accompanying proxy will be voted at the 2001 Annual Meeting for the election of nominees Frank Edelstein and Robert A. Young III as the two directors in the class of directorships whose members' terms will expire in 2004, unless the proxy specifies otherwise. Each nominee has indicated his willingness to serve as a member of the Board, if elected.

If, for any reason not presently known, either Messrs. Edelstein or Young will not be available for election at the time of the 2001 Annual Meeting, the shares represented by the accompanying proxy may be voted for the election in his/their stead of substitute nominee(s) designated by the Board or a committee thereof, unless the proxy withholds authority to vote for all nominees.

Assuming the presence of a quorum, to be elected a nominee must receive the affirmative vote of the holders of a plurality of the Common Stock present, in person or by proxy, at the 2001 Annual Meeting.


                            DIRECTORS OF THE COMPANY

The following information relates to the nominees named above and to the other persons whose terms as directors will continue after the 2001 Annual Meeting.

-------------------------------------------------------------------------------------------------------------------
            NAME                    DATE OF BIRTH                        BUSINESS EXPERIENCE
-------------------------------------------------------------------------------------------------------------------
CLASS III -- TERM EXPIRES AT THE ANNUAL MEETING 2001

Frank Edelstein .................     12/18/25   Mr. Edelstein has been a Director of the Company since November
                                                 1988. Mr. Edelstein currently provides consulting services to
                                                 StoneCreek Capital and Kelso & Company, Inc. Mr. Edelstein
                                                 served as a Vice President of Kelso & Company, Inc. from 1986 to
                                                 March 1992. Prior to 1986, he served as Chairman and President of International Central Bank & Trust Company and CPI Pension
                                                 Services, Inc., as well as Senior Vice President, Financial
                                                 Services Group, at Continental Insurance Corporation. He also has held positions as Corporate Vice President, Automatic Data
                                                 Processing, Inc. and Executive Vice President of Olivetti
                                                 Corporation of America. Mr. Edelstein also is a Director of
                                                 Ceradyne, Inc., and IHOP Corp.

Robert A. Young III .............     09/23/40   Mr. Young has been a Director of the Company since 1970 and
                                                 Chief Executive Officer of the Company since August 1988,
                                                 President since 1973 and was Chief Operating Officer from 1973 to 1988. Mr. Young was a Director of Treadco, Inc. from June,
                                                 1991 to June 1999. Mr. Young also is a Director of Mosler, Inc.


                                      (2)

-------------------------------------------------------------------------------------------------------------------
            NAME                    DATE OF BIRTH                        BUSINESS EXPERIENCE
-------------------------------------------------------------------------------------------------------------------
CLASS I -- TERM EXPIRES AT THE ANNUAL MEETING 2002

William A. Marquard .............     03/06/20   Mr. Marquard  has been Chairman of the Board and a Director of the Company since November 1988. He served as a Director of
                                                 Treadco, Inc. from June 1991 to June 1999. In April 1992, Mr.
                                                 Marquard was elected as a Director of the Board of Kelso &
                                                 Company, Inc. From 1971 to 1983, Mr. Marquard was President and
                                                 Chief Executive Officer of American Standard Inc. and from 1979 to
                                                 1985, he was Chairman of the Board of American Standard Inc. Mr.
                                                 Marquard resumed his position as Chairman of the Board of American
                                                 Standard Inc. in February 1989 until March 31, 1992, when he was named Chairman Emeritus. Mr. Marquard also became Chairman of the
                                                 Board of ASI Holding Corporation in February 1989 until March 31,
                                                 1992, when he was named Chairman Emeritus. Mr. Marquard is
                                                 Chairman of the Board of Mosler, Inc., and a Director of Earle M.
                                                 Jorgensen Co., and InfraReDx, Inc.

Alan J. Zakon, Ph.D. ............     12/26/35   Dr. Zakon has been a Director of the Company since February 1993.
                                                 Dr. Zakon was a Managing Director of Bankers Trust Company through
                                                 March 1995, for which he previously served as Chairman, Strategic
                                                 Policy Committee from 1989 to 1990. From 1980 to 1986, Dr. Zakon was President of Boston Consulting Group before being named its
                                                 Chairman in 1986, having previously served as Consultant from 1967 to 1969 and Vice President from 1969 to 1980. Dr. Zakon is currently serving as a member of the Board of Directors of several companies, including Micro-Financial, and Chairman of the
                                                 Executive Committee of the Board of Autotote Corporation, and is a
                                                 former member of the Advisory Committee to the Stanford University
                                                 Graduate School of Business.


CLASS II -- TERM EXPIRES AT THE ANNUAL MEETING 2003

Arthur J. Fritz, Jr. ............     08/13/40   Mr. Fritz has been a Director of the Company since April 1989.
                                                 From 1971 to 1986, Mr. Fritz was President of Fritz Companies,
                                                 Inc. and its Chairman from 1986 to 1988. Mr. Fritz has served as
                                                 Chairman of JABAR Enterprises since October 1988. Mr. Fritz is former President and Chairman of the National Association of
                                                 Customs Brokers and Freight Forwarders of America.

John H. Morris ..................     01/25/44   Mr. Morris has been a Director of the Company since July 1988 and was a Director of Treadco, Inc. from June 1991 to June 1999. Mr.
                                                 Morris currently serves as Co-Chairman of StoneCreek Capital. Mr.
                                                 Morris is a Director of Outsourcing Services Group and a Director
                                                 of Steelhorse Holdings, Inc. Mr. Morris served as a Managing
                                                 Director of Kelso & Company, Inc. from March 1989 to March 1992, was a General Partner from 1987 to March 1989, and prior to 1987 was a Vice President. Prior to 1985, Mr. Morris was President of
                                                 LBO Capital Corp.



                                      (3)

                        BOARD OF DIRECTORS AND COMMITTEES

The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis five times a year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board met seven times during 2000. During 2000, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a Director.

The Board has established Audit, Executive Compensation and Development, and Stock Option committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during 2000 are described below. The Board does not have a committee for nomination of directors. The Board nominates candidates for director.

Audit Committee. Among the responsibilities of the Audit Committee contained in its charter, it recommends to the Board the appointment of the firm selected to be independent public accountants for the Company and monitors the performance of such firm; reviews and approves the scope of the annual audit and quarterly reviews and evaluates with the independent public accountants the Company's annual audit and annual consolidated financial statements; reviews with management the status of internal accounting controls; and evaluates problem areas having a potential financial impact on the Company which may be brought to its attention by management, the independent public accountants or the Board. A copy of the Audit Committee Charter is attached as Appendix A. Messrs. Edelstein, Fritz, Morris, and Zakon currently are members of the Audit Committee. The Audit Committee met six times during 2000.

Executive Compensation and Development Committee. The Executive Compensation and Development Committee is responsible for reviewing executive management's performance and for determining appropriate compensation. Messrs. Marquard, Morris and Zakon currently are members of the Executive Compensation and Development Committee. The Executive Compensation and Development Committee met twice during 2000.

Stock Option Committee. The Stock Option Committee administers the Company's 1992 Stock Option Plan and 2000 Nonqualified Stock Option Plan. The Stock Option Committee has the power to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option, and the time or times at which options shall be granted. Messrs. Fritz, Edelstein, and Zakon currently are members of the Stock Option Committee. The Stock Option Committee met twice during 2000.

Director Compensation. Mr. Young, as an officer of the Company, receives no compensation for services as a director. Mr. Marquard, as Chairman, receives a $75,000 annual retainer and other non-employee directors receive a $35,000 annual retainer. Each non-employee director receives $1,000 for each Board meeting attended and for each meeting of a committee of the Board attended, if the committee meeting is held other than in conjunction with a Board meeting. Directors of ABC are entitled to reimbursement of their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the Board or its committees.

Messrs. Edelstein, Fritz and Zakon, as members of the Stock Option Committee, each received automatic stock option grants under the Company's 1992 Stock Option Plan on January 19, 2000, for 7,500 shares of the Company's Common Stock at a fair market value exercise price of $13.438 per share. Messrs. Marquard and Morris, non-employee Directors, each received stock options under the Company's 1992 Stock Option Plan on April 19, 2000 for 7,500 shares of the Company's Common Stock at a fair market value of $13.625 per share. Beginning January 1, 2001, and on each subsequent January 1 for four years, 20% of the options vest and thereafter can be exercised through the tenth year after the grant date.


                                      (4)

                 PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

The following table sets forth certain information concerning beneficial ownership of the Company's Common Stock as of February 26, 2001, by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director and named executive officer of the Company and (iii) all directors and executive officers as a group.

-------------------------------------------------------------------------------------------------------------------
                                                                                  SHARES             PERCENTAGE
                                                                               BENEFICIALLY           OF SHARES
                                                                                   OWNED           OUTSTANDING (10)
-------------------------------------------------------------------------------------------------------------------
(i) NAME / ADDRESS

Dimensional Fund Advisors, Inc. (1)....................................           1,199,400               5.74%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401


DKR Management Company, Inc. (2).......................................           1,197,481               5.73%
1281 East Main Street
Stamford, CT 06902


(ii)  NAME                                                POSITION
Robert A. Young III (3) (7) (9)..........   Director, President - CEO             2,144,151              10.25%
William A. Marquard (3)..................   Director                                206,048               *
John H. Morris (3)(4)....................   Director                                154,015               *
Arthur J. Fritz, Jr. (3)(5)..............   Director                                107,971               *
Frank Edelstein (3)(6)...................   Director                                 49,823               *
Alan J. Zakon (3)........................   Director                                 50,000               *
Lary R. Scott (3)........................   Executive Vice President                 54,800               *
David E. Stubblefield (3) (8) (9)........   President-CEO, ABF                      123,642               *
David Loeffler (3) ......................   Vice President-CFO                       78,115               *
Jerry A. Yarbrough (3) (9) ..............   Senior Vice President                   164,187               *


(iii)  All Directors and Executive Officers as a Group (13 total)..........       3,252,006              15.55%


*Less than 1%

    (1) According to the most recent Schedule 13G it has provided to the Company, Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 1,199,400 shares of the Company's Common Stock as of December 31, 2000, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.


    (2)  DKR Management Company, Inc. ("DKRMCI") has provided the Company with
         Schedule 13G's for DKRMCI and on behalf of Basso Securities, Ltd. According to these filings, DKRMCI, a registered investment advisor, has entered into an advisory services agreement with Basso Securities, Ltd., to act as the portfolio manager to certain funds managed by DKRMCI, including 471,505 shares of the Company's $2.875 Series A Cumulative Convertible Exchangeable Preferred Stock $0.01 par ("ABFSP"). The 471,505 shares of ABFSP are convertible into 1,197,481 shares of common stock over which DKRMCI


                                      (5)
         and Basso Securities, Ltd., have the following voting and investment powers: (a) sole voting power, 1,197,481; (b) shared voting power, 0;
         (c) sole dispositive power, 1,197,481; (d) shared dispositive power, 0.

    (3) Includes stock option shares of Common Stock which are vested and will vest within 60 days of the record date as follows: each of Messrs. Marquard, Morris, Edelstein, Fritz and Zakon have a total of 45,000 - all vested; Young has a total of 125,600 - 121,600 vested and 4,000 that will vest within 60 days; Scott has a total of 44,800 - 42,300 vested and 2,500 that will vest within 60 days; Stubblefield has a total of 12,600 - 9,000 vested and 3,600 that will vest within 60 days; Loeffler has a total of 16,329 - 13,829 vested and 2,500 that will vest within 60 days; and Yarbrough has a total of 52,800 - 50,300 vested and 2,500 that will vest within 60 days.

    (4)  Mr. Morris indirectly owns 109,015 shares as co-trustee of the John
         H. Morris and Sharon L. Morris Family Trust.

    (5) Includes 11,993 shares held by Trayjen, L.P., which are indirectly owned by Mr. Fritz by virtue of his status as general partner.

    (6) Mr. Edelstein indirectly owns 4,823 shares as joint trustee of the Edelstein Living Trust.

    (7) Mr. Young indirectly owns and retains sole voting and investment power of the 1,805,639 shares of ABC Common Stock in the R. A. Young III Investments Limited Partnership.

    (8) Mr. Stubblefield indirectly owns 35,000 shares as joint trustee of the David E. Stubblefield and Suzanne Stubblefield Irrevocable Trust.

    (9) Includes Arkansas Best 401(k) Savings Plan amounts invested in shares of the Plan's ABC Stock Fund, which equal the following common stock shares: Young, 912 shares; Stubblefield, 542 shares; and Yarbrough, 25,477 shares.

   (10) The denominator for all percentages includes the number of beneficially owned stock options of the Director and Executive Officer Group.


                                      (6)

                        EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the name, date of birth, principal occupation and business experience during the last five years of each of the current executive officers of the Company and its largest subsidiary. The executive officers serve at the pleasure of the Board. For information regarding ownership of the Common Stock by the executive officers of the Company, see "PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP." There are no family relationships among directors and executive officers of the Company or its subsidiaries.

----------------------------------------------------------------------------------------------------------------------
              NAME                 DATE OF BIRTH                          BUSINESS EXPERIENCE
----------------------------------------------------------------------------------------------------------------------
Robert A. Young III............       09/23/40     See previous description.
President-Chief
Executive Officer

Lary R. Scott..................       04/05/36     Mr. Scott was appointed ABC's Executive Vice President in
Executive Vice President                           December 1995. Prior to its June 1997 merger into ABC, he was
                                                   Chairman of the Board of WorldWay Corporation commencing in May
                                                   1994 and Vice Chairman and Chief Executive Officer of WorldWay
                                                   commencing in 1993. WorldWay became a wholly owned subsidiary of
                                                   ABC in August 1995; prior to that, it was a publicly traded company. For approximately two years prior to joining WorldWay,
                                                   Mr. Scott served as a transportation consultant. Prior to that time, he was President and Chief Executive Officer of Consolidated
                                                   Freightways, Inc. Mr. Scott serves on the board of directors of
                                                   The Clorox Company.

David E. Stubblefield..........       05/26/37     Mr. Stubblefield  has been President and Chief Executive Officer
ABF President-                                     of ABF Freight System, Inc. ("ABF"), ABC's largest subsidiary,
Chief Executive Officer                            since January 1, 1995, and a Director of ABF since 1985. From 1979 through 1994, Mr. Stubblefield was Senior Vice President-Marketing
                                                   of ABF.

Jerry A. Yarbrough ............       10/05/38     Mr. Yarbrough has been ABC's Senior Vice President - Corporate
Senior Vice President-                             Development since April 1998. From January 1995 through March
Corporate Development                              1998, Mr. Yarbrough was Chairman of Integrated Distribution, Inc.
                                                   and Best Logistics, Inc. From 1979 through 1994, Mr. Yarbrough was
                                                   ABF's Senior Vice President - Operations and President of
                                                   Data-Tronics Corp., an ABC subsidiary.

David E. Loeffler..............       08/25/46     Mr. Loeffler was appointed ABC's Vice President-Chief Financial
Vice President-                                    Officer and Treasurer in April 1997. From December 1995 to April
and Treasurer                                      Chief Financial Officer 1997, he was ABC's Vice President-Treasurer.


Richard F. Cooper..............       12/28/51     Mr. Cooper has been ABC's Vice President-Administration  since
Vice President-Administration                      1995, ABC's Vice President-Risk Management from April 1991 to
General Counsel and                                1995 and Vice President-General Counsel since 1986. Mr. Cooper
Secretary                                          has been Secretary since 1987.

J. Lavon Morton ...............       09/25/50     Mr. Morton was appointed ABC's Vice President-Chief Internal
Vice President-                                    Auditor in January 2000. From May 1997 to December 1999,
Chief Internal Auditor                             Mr. Morton was Vice President-Financial Reporting. Mr. Morton
                                                   joined ABC as Assistant Treasurer in December 1996. From October
                                                   1984 until November 1996, Mr. Morton was a Partner in Ernst &
                                                   Young LLP. From 1972 until 1984, Mr. Morton was employed by Ernst
                                                   & Young LLP. Mr. Morton is a Certified Public Accountant.



                                      (7)

----------------------------------------------------------------------------------------------------------------------
              NAME                 DATE OF BIRTH                          BUSINESS EXPERIENCE
----------------------------------------------------------------------------------------------------------------------
Judy R. McReynolds ............       05/24/62     Ms. McReynolds was appointed Vice President-Controller of ABC in
Vice President-Controller                          January 2000. She previously served as the Controller of the
                                                   Company from July 1998 until December 1999. Ms. McReynolds joined the Company as Director of Corporate Accounting in June 1997.
                                                   During the period of June 1995 through May 1997, Ms. McReynolds was employed as Director of Financial Reporting and Taxation with
                                                   P.A.M. Transportation Services, Inc. From December 1990 until June
                                                   1995, Ms. McReynolds was a senior manager employed with Ernst &
                                                   Young LLP. Ms. McReynolds is a Certified Public Accountant.


                             EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers, based on salary and bonus earned during 2000.


                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM COMPENSATION
                                                                          --------------------------------
                                        ANNUAL COMPENSATION                       AWARDS          PAYOUTS
                            --------------------------------------------  ---------------------  ---------
            (a)                (b)     (c)        (d)           (e)          (f)        (g)         (h)          (i)
------------------------------------------------------------------------  ---------------------   ----------------------
           NAME                                                 OTHER     RESTRICTED
            AND                                                ANNUAL        STOCK     OPTIONS/     LTIP     ALL OTHER
         PRINCIPAL                   SALARY      BONUS      COMPENSATION    AWARD(S)     SARS     PAYOUTS   COMPENSATION
         POSITION            YEAR      ($)       ($)(1)          ($)          ($)       (#)(2)      ($)        ($)(3)
------------------------------------------------------------------------------------------------------------------------
Robert A. Young III......    2000    $ 503,600  $1,117,992          --            --     24,000         -    $ 940,991
President-CEO                1999      503,600     844,235          --            --     12,000         -      626,499
                             1998      375,000     240,750          --            --         --         -      127,272


David E. Stubblefield....    2000      303,600                      --            --     18,000         -      918,999
ABF President-CEO            1999      303,600   1,112,239          --            --      9,000         -      493,082
                             1998      275,000     793,914          --            --         --         -       64,145
                                                   335,912


Lary R. Scott............    2000      253,600     469,160          --            --     12,000         -      181,750
Executive Vice President     1999      253,600     354,279          --            --      6,000         -      136,618
                             1998      250,000     133,750          --            --         --         -        1,600


Jerry A. Yarbrough (4) ..    2000      243,600     450,660          --            --     12,000         -      390,069
Senior Vice President-       1999      243,600     340,309          --            --      6,000         -      246,029
Corporate Development        1998      226,412     121,130          --            --         --         -       50,938


David E. Loeffler .......    2000      196,100     362,785          --            --     12,000         -       64,520
Vice President-CFO           1999      196,100     273,952          --            --      6,000         -       51,221
                             1998      174,996      93,623          --            --         --         -        4,861

------------------------------------------------------------------------------------------------------------------------

(1) Reflects bonus earned during the fiscal year. Bonuses are normally paid during the next fiscal year.

(2) Options granted to acquire shares of Common Stock.


                                      (8)

(3) "All Other Compensation" for 2000 includes the following for Messrs. Young, Stubblefield, Scott, Yarbrough and Loeffler: (i) Company matching contributions to the Company's 401(k) Savings Plan were $5,100; $5,100; $5,100; $5,100; and $5,100 for each named executive, respectively; (ii) Amounts expensed under the Company's Supplemental Benefit Plan were $829,744; $753,006; $176,650; $301,310; and $46,965 for each named executive, respectively. The amount of expense charged under the Supplemental Benefit Plan was determined by consulting actuaries based on the terms of the plan. (iii) Amounts expensed under Deferred Salary Agreements were $91,147; $145,893; $0; $68,659; and $12,455 for each named executive, respectively. The Deferred Salary Agreements are not performance-based incentive plans. (iv) Company matching contributions for the Voluntary Savings Plan of $15,000 for Young; $15,000 for Stubblefield; and $15,000 for Yarbrough.

(4) During the period of 1996 through April 1, 1998, Mr. Yarbrough's salary was paid by the Company's wholly owned subsidiaries, Integrated Distribution, Inc. and Best Logistics, Inc.




              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTIONS/SAR VALUES

The following table provides information related to options exercised by the named executive officers during the 2000 fiscal year and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.

                                                              NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED OPTIONS/    IN-THE-MONEY OPTIONS/SARS
                              SHARES                      SARS AT FISCAL YEAR-END (#)      AT FISCAL YEAR-END ($)(1)
                             ACQUIRED        VALUE      ----------------- --------------- -------------- -------------
NAME                      ON EXERCISE(#)  REALIZED($)   EXERCISABLE       UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
------------------------- --------------- ------------- ----------------- --------------- -------------- -------------
Robert A. Young III             --                --        105,320             50,680          $992,476     $379,109

David E. Stubblefield       57,500          $441,060              0             36,000                 0      299,268

Lary R. Scott                   --                --         32,700             27,800           398,248      245,126

Jerry A. Yarbrough              --                --         44,700             23,800           401,441      197,374

David E. Loeffler            9,565           109,998         13,535             25,400           169,456      216,475

(1) The closing price for the Company's Common Stock as reported by the Nasdaq Stock Market on December 29, 2000 was $18.313. Value is calculated on the basis of the difference between the option exercise price and $18.313 multiplied by the number of shares of Common Stock underlying the option.


                                      (9)

                            OPTIONS/SAR GRANTS TABLE

The following table provides information related to options granted to the named executive officers during 2000.

                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                                                                          ANNUAL RATE OF STOCK
                                                                                           PRICE APPRECIATION
                         INDIVIDUAL GRANTS                                                 FOR OPTION TERM (1)
--------------------------------------------------------------------------------------   -----------------------
(a)                            (b)              (c)            (d)            (e)           (f)           (g)
                                          PERCENT OF TOTAL
                                            OPTIONS/SARS     EXERCISE
                           OPTIONS/SARS      GRANTED TO       OR BASE
                             GRANTED        EMPLOYEES IN       PRICE       EXPIRATION
NAME                       (#)(2)(3)(4)      FISCAL YEAR     ($/SH)(5)        DATE          5%($)        10%($)
--------------------------------------------------------------------------------------   -----------------------
Robert A. Young III           24,000             3.5%        $14.9875       04/18/10      $258,912      $606,000
President/CEO

David E. Stubblefield         18,000             2.6%        $13.6250       04/18/10       154,242       390,870
ABF President/CEO

Lary R. Scott                 12,000             1.7%        $13.6250       04/18/10       102,828       260,580
Executive Vice President

Jerry A. Yarbrough            12,000             1.7%        $13.6250       04/18/10       102,828       260,580
Senior Vice President
Corporate Development

David E. Loeffler             12,000             1.7%        $13.6250       04/18/10       102,828       260,580
Vice President/CFO

(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the options following termination of employment, nontransferability or vesting over periods of up to five years.

(2) Options granted in 2000 are exercisable starting January 1, 2001, with 20% of the shares covered thereby becoming exercisable at that time and with an additional 20% of the option shares becoming exercisable on each successive January 1. Full vesting occurs on January 1, 2005.

(3) The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.

(4) In the event of a change in control, the options will vest immediately and the Stock Option Committee may allow an employee to "put" the excess of the fair market value over the exercise price of the options to the Company.

(5) The Option Plan permits the exercise of options by delivery of shares of Common Stock owned by the optionee in lieu of or in addition to cash.


                                      (10)

                REPORT ON EXECUTIVE COMPENSATION BY THE EXECUTIVE
                     COMPENSATION AND DEVELOPMENT COMMITTEE
                           AND STOCK OPTION COMMITTEE

The Company is engaged in the highly competitive and evolving freight transportation industry. To be able to continue its growth and succeed in the future, the Company believes it must be able to retain its executive management team and to attract additional qualified executives when needed.

The Board's philosophy, that compensation of the executive management team should be materially linked to both operating and stock price performance with the goal of enhancing the value of the Company, is administered by its Executive Compensation and Development Committee ("Compensation Committee") and its Stock Option Committee.

The Compensation Committee is comprised of Messrs. Marquard, Zakon and Morris and the Stock Option Committee is comprised of Messrs. Edelstein, Fritz, and Zakon. All Committee Members are non-employee directors. The Compensation Committee, at its discretion, reviews and grants all forms of executive compensation except stock options and performance award units. The Stock Option Committee, at its discretion, grants stock options and performance award units to the executive group pursuant to the Company's stock option plan and performance award program, respectively.

In furtherance of the Company's philosophy, the executive management team's compensation is primarily composed of the following blend of short-term and long-term items, all designed to motivate daily, annual and multi-year executive performance that results in increased value of the Company for its stockholders:

    (i) Base Salary. The Compensation Committee reviews and sets the base salaries of the Company's executive officers, normally on an annual basis. In setting salary levels, the Compensation Committee considers a variety of subjective and objective criteria such as: variety of experience and years of service with the Company and in the transportation industry; special expertise and talents of the individual; recent and historical operating results of the Company; industry and general economic conditions which may affect the Company's performance; and the Compensation Committee members' knowledge and experience and, from time-to-time, independent consultants' analysis in determining appropriate salary levels and total compensation programs for executives.

   (ii) Executive Officer Annual Incentive Compensation Plan ("Annual Incentive Plan"). In 2000 and in 2001, the Compensation Committee based an Executive Officer's Final Award on Return on Capital Employed ("ROCE") for his company. The Final Award for each Executive Officer is determined by a matrix relating to a Percent of Target to ROCE achieved. The resulting percent is multiplied by the Target Incentive Salary Percent for the participant. The resulting percent is multiplied by the participant's annual salary. The Company's Annual Incentive Plan was approved by the ABC stockholders and is designed to be compliant with IRS Code Section 162(m).

  (iii) Stock Option Plan. The Stock Option Committee is responsible for the granting of stock options to the executive group under the Company's 1992 Stock Option Plan ("1992 Plan"). Under current stock option agreements with the named executives, the option's exercise price is equal to the closing public trading price of the Company's Common Stock on the date of the grant. For 2000 grants, the optionee vests in 20% of the total granted shares on January 1, 2001 and on the four subsequent January 1 dates thereafter. For grants awarded between 1992 and 1999, the optionee vests in 20% of the total granted shares on each of the five subsequent grant date anniversaries thereafter. Grants for all years provide that optionee has up to 10 years from the date of the grant to exercise part or all of his grant. The Company believes that this combination of 20% annual vesting with a 10-year exercise period blends its desire to tie the optionee's motivation under the stock option grant to both short-term and long-term performance of the Company's stock.


                                      (11)

         Under the 1992 Plan, the Stock Option Committee generally has discretion regarding size, recipients and other non-exercise-price terms and conditions of grants. Such discretion allows, but does not require, the Stock Option Committee to consider prior stock option grants to executives when considering new grants.

         Stock option grants made to the executive group have been based on the judgement of the Stock Option Committee members and on advice from time to time from independent consultants. The 1992 Plan is designed to be compliant with IRS Code Section 162(m).

   (iv) Deferred Salary Agreements. The Company has Deferred Salary Agreements with certain Company and subsidiaries' executives. The Company believes these Deferred Salary Agreements have aided it in retaining these individuals who average over 25 years of employment with it or its subsidiaries or in the transportation industry and have acquired experience, knowledge and contacts of considerable value to it. See "EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS" section for additional information.

The Board believes that the Chief Executive Officer ("CEO") is the leader of the executive management team, and therefore the Compensation Committee and Stock Option Committee apply the same philosophy as discussed above to the CEO's compensation package.

The Board believes its philosophy has built an experienced, motivated executive management team whose compensation package and stock ownership, both personal and through stock option grants, are closely linked to the interest of the Company's stockholders. The Board's policy is to take reasonable steps to avoid having any compensation not be deductible to the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended.

EXECUTIVE COMPENSATION AND
DEVELOPMENT COMMITTEE                                STOCK OPTION COMMITTEE

William A. Marquard                                  Arthur J. Fritz, Jr.
John H. Morris                                       Frank Edelstein
Alan J. Zakon                                        Alan J. Zakon

This Report will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference.


                EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

Pursuant to the terms of a Stockholders' Agreement, the Company has agreed that it will offer Mr. Young the right to include shares of the Company's Common Stock he owns in certain registration statements filed by the Company (the "Piggy-back Rights"). The Company will indemnify Mr. Young for securities law liabilities in connection with any such offering, other than liabilities resulting from information furnished in writing by Mr. Young. The Company is obligated to pay all expenses incurred in connection with the registration of shares of Company Common Stock in connection with the Piggy-back Rights, excluding underwriters' discounts and commissions.


                                      (12)

                             STOCK PERFORMANCE GRAPH

The following graph shows a comparison of 5-year cumulative total return for the Company, the Nasdaq Market Index, and an index of peer companies selected by the Company.

                                                                  FISCAL YEAR ENDING
COMPANY/INDEX/MARKET                  12/29/95     12/31/96     12/31/97     12/31/98     12/31/99     12/29/00
Arkansas Best Corp                      100.00         55.65       124.03        74.34       152.65       232.96
Customer Selected Stock List            100.00        116.16       170.46       138.35       128.78       130.16
NASDAQ Market Index                     100.00        124.27       152.00       214.39       378.12       237.66


The above comparisons assume $100 was invested on January 1, 1996, in the Company's Common Stock and each of the foregoing indices and assumes reinvestment of dividends. All calculations have been prepared by Media General Financial Services. The stockholder return shown on the graph above is not necessarily indicative of future performance.

The Company considers itself a transportation holding company with an emphasis on long-haul, less-than-truckload ("LTL") motor carrier of general commodities. Accordingly, the Company believes it is important that its performance be compared to that of other transportation companies with similar operations. Therefore, companies in the peer group are as follows: Roadway Express, Inc., Consolidated Freightways, Inc., and Yellow Corp. of Delaware.


                                      (13)

                          RETIREMENT AND SAVINGS PLANS

Non-union employees of the Company who fulfill a minimum age and service requirement are eligible to participate in the Company's Retirement Plan which generally provides fixed benefits payable in a lump-sum form upon retirement at age 65. Benefits also may be paid in the form of an annuity at the participant's election. Credited years of service for each of the individuals named in the EXECUTIVE COMPENSATION - SUMMARY COMPENSATION TABLE ("Executive Compensation Table") are: Robert A. Young III, 36 years; Lary R. Scott, 5 years; David E. Stubblefield, 41 years; Jerry A. Yarbrough 33 years; and David E. Loeffler, 5 years. Benefits are based upon a participant's years of service with the Company and average total monthly earnings (exclusive of extraordinary remuneration and expense allowances and subject to the annual Code limitation after 1988 of $150,000 as adjusted to reflect cost of living increases) during any sixty (60) consecutive calendar months during the participant's employment with the Company since 1980 which will give the participant the highest average monthly earnings. Benefits also are subject to certain other limitations in the Code.

The following table illustrates the total estimated annual benefits payable from the Retirement Plan and, if applicable, the Company's Supplemental Benefit Plan (see below) upon retirement at age 65, in the form of a single life annuity, to persons in the specified compensation and years-of-service classifications.

-------------------------------------------------------------------------------------------------------------------
      HIGHEST
    FIVE YEARS
      AVERAGE                                                         YEARS OF SERVICE
   COMPENSATION                                   15            20           25              30           35
-------------------------------------------------------------------------------------------------------------------
     $ 125,000    ..........................    $   45,315   $   60,940   $   61,300   $   73,560   $   85,820
       150,000    ..........................        54,690       73,440       73,800       88,560      103,320
       175,000    ..........................        64,065       85,940       86,300      103,560      120,820
       200,000    ..........................        73,440       98,440       98,800      118,560      138,320
       225,000    ..........................        82,815      110,940      111,300      133,560      155,820
       250,000    ..........................        92,190      123,440      123,800      148,560      173,320
       300,000    ..........................       110,940      148,440      148,800      178,560      208,320
       400,000    ..........................       148,440      198,440      198,800      238,560      278,320
       450,000    ..........................       167,190      223,440      223,800      268,560      313,320
       500,000    ..........................       185,940      248,440      248,800      298,560      348,320
       550,000    ..........................       204,690      273,440      273,800      328,560      383,320
       600,000    ..........................       223,440      298,440      298,800      358,560      418,320
       650,000    ..........................       242,190      323,440      323,800      388,560      453,320
       700,000    ..........................       260,940      348,440      348,800      418,560      488,320
       750,000    ..........................       279,690      373,440      373,800      448,560      523,320
-------------------------------------------------------------------------------------------------------------------

In December 1987, the Company also established the Arkansas Best Corporation Supplemental Benefit Plan for the purpose of supplementing benefits under the Company's Retirement Plan. The Code places limits on the amount of income participants may receive under the Company's Retirement Plan. In order to compensate for those limitations and for reductions in the rate of benefit accruals from the 1985 formula under the Company's Retirement Plan, the Supplemental Benefit Plan will pay sums in addition to amounts payable under the Retirement Plan to eligible participants. Participation in the Supplemental Benefit Plan is limited to employees of the Company who are participants in the Company's Retirement Plan and who are also either officers at or above the rank of vice president of the Company and are designated as participants in the Supplemental Benefit Plan by the Company's Board. The amount due to each participant in the Supplemental Benefit Plan is the actuarial equivalent of the excess of (1) the payment due under the Company's Retirement Plan as in effect on January 1, 1985, as amended, but without regard to any amendments that decrease the rate of benefit accruals and without regard to any Code limitations, or the current Retirement Plan without regard to any Code limitations if more; over (2) the actual benefit received from the Retirement Plan. This payment will be made in a lump-sum form or in annual installments over a period of not more than 15 years at the participant's election. Amounts attributable to the Supplemental Benefit Plan are included in the pension table set forth above.


                                      (14)

The Company has agreed to provide reimbursement for otherwise unreimbursed medical expenses to certain employees of the Company and its subsidiaries who meet certain age and years-of-service requirements, including the individuals named in the Executive Compensation Table. These benefits are presently covered by an insurance program and commence at retirement and continue for the life of the employee (and spouse or other eligible dependents).


             EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
                         CHANGE IN CONTROL ARRANGEMENTS

The Company does not have any Employment Contracts with the Chief Executive Officer or any of the named executive officers.

The Company's Stock Option Agreements provide that in the event of a change in control of the Company, as defined in the Agreement, all non-vested options immediately vest. See "REPORT ON EXECUTIVE COMPENSATION BY THE EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE AND STOCK OPTION COMMITTEE" section for additional general information about the Stock Option Plan.

The Company's Supplemental Benefit Plan provides that in the event of a Change in Control of the Company, as defined in the Plan, accrued benefits will be distributed and paid in the form of a lump sum as soon as administratively feasible. See "RETIREMENT AND SAVINGS PLANS" section for additional general information about the Supplemental Benefit Plan.

The Company has a Voluntary Savings Plan ("VSP") with certain management employees of the Company and its subsidiaries, including the named executives. The VSP is a nonqualified plan created to offset the IRS Code limitations on their contributions as highly compensated employees to the Company's 401(k) Savings Plan. The VSP allows eligible executives to annually defer 1% to 75% of each of their base salary and incentive compensation. The Company will match 15% of the employees VSP contributions, up to an annual maximum of $15,000. The VSP provides that in the event of a Change in Control of the Company, as defined in the VSP, that all contributions, Company match and earnings on each, will be distributed as a lump sum as soon as administratively possible.

The Company has Deferred Salary Agreements with certain management employees of the Company and its subsidiaries, including the named executives, due to their tenure, experience, knowledge and contacts which are of considerable value to the Company. The amount of the deferred salary is equal to 35% of the individual's final monthly base salary times 120 monthly payments commencing at age 65 retirement, death or disability, provided this amount is subject to reduction based on the age and other circumstances resulting in the individual's termination of employment. The Deferred Salary Agreement provides that in the event of a change in control of the Company, as defined in the Agreement, all benefits immediately vest, and if the individual's employment terminates within three years after the change in control event occurs, then the individual may elect to receive his benefit in a lump sum payable within thirty days. The amounts payable under the Deferred Salary Agreements are subject to forfeiture under certain circumstances. The Executive Compensation Table includes the amount accrued annually for each named executive under these Agreements.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

STOCKHOLDERS' AGREEMENT. Pursuant to the terms of a Stockholders' Agreement, the Company has agreed that it will offer Robert A. Young III the right to include shares of the Company's Common Stock he owns in certain registration statements filed by the Company (the "Piggy-back Rights").

The Company will indemnify Mr. Young for securities law liabilities in connection with any such offering, other than liabilities resulting from information furnished in writing by Mr. Young. The Company is obligated to pay all expenses incurred in connection with the registration of shares of Company Common Stock in connection with the Piggy-back Rights, excluding underwriters' discounts and commissions.


                                      (15)

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company's executive officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities are required to file, under the Securities Exchange Act of 1934, reports of ownership and changes of ownership with the Securities and Exchange Commission.

Based solely on information provided to the Company, the Company believes that during the preceding year its executive officers, directors, and 10% stockholders have complied with all applicable filing requirements.


                          REPORT OF THE AUDIT COMMITTEE


The Audit Committee of the Board of Directors has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2000, with management of the Company.

The Audit Committee has discussed with the independent auditors, Ernst & Young LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented.

The Audit Committee has received the written disclosures and the letter from the independent auditors, Ernst & Young LLP, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed Ernst & Young LLP's independence with Ernst & Young LLP. In addition, the Audit Committee considered the compatibility of nonaudit services with the auditor's independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.


AUDIT COMMITTEE

Frank Edelstein, Chairman
Arthur J. Fritz, Jr.
John H. Morris
Alan J. Zakon

This Report will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference.

The Audit Committee has adopted a written charter, a copy of which is included in Appendix A.


                                      (16)

                                                                      Appendix A

                            ARKANSAS BEST CORPORATION

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


                                     CHARTER


I.       PURPOSE

         The primary function of the Audit Committee of Arkansas Best Corporation is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and related financial information provided by the Corporation to the public and the Securities and Exchange Commission; the Corporation's systems of internal controls regarding finance, accounting and compliance with policies that management and the Board have established; and the Corporation's auditing, accounting and financial reporting functions generally. In performing its oversight functions, the Committee recognizes that the Corporation's management is responsible for preparing the Corporation's financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the financial management (including the internal audit staff), as well as the independent auditors, have more time, knowledge and more detailed information on the Corporation than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the independent auditors' work.
         Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Corporation's financial reporting and internal control system.

         o Review and appraise the audit efforts of the Corporation's independent auditors and internal auditing department.

         o Provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department, and the Board of Directors.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Determination of independence shall be based on the definition of "Independent director" contained in the Rules issued by the exchange on which the Company's stock is listed. All members of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.


                                      (17)

                                                                      Appendix A


         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the chief internal auditor and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chair, should meet (either in person or by telephone) with the independent auditors, the chief internal auditor and management on a quarterly basis consistent with IV.4. below.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Audit Committee shall:

1. Review this Charter periodically, at least annually, and update as conditions dictate.

2. Review the organization's annual financial statements and related financial information submitted to the Securities and Exchange Commission, including any certification, report, opinion, or review rendered by the independent auditors, and any changes in accounting principles or the application thereof.

3. Review quarterly reports prepared by the internal auditing department regarding results of internal audit activities and recommendations resulting therefrom, and management's response.

4. Review with financial management, the chief internal auditor and the independent auditors the results of internal audit activities and the independent auditors' review of the financial statements for each quarter prior to the filing of Form 10-Q. This requirement will be satisfied if such review takes place prior to the public release of quarterly and/or year-end financial results. The Chair of the Committee may represent the entire Committee for purposes of this review.

5. Annually prepare a report to shareholders as required by the Securities and Exchange Commission for inclusion in the Company's annual proxy statement.

6. Recommend to the Board of Directors the selection of the independent auditors, considering independence and effectiveness. On an annual basis, the Committee should review and discuss with the auditors all significant relationships the auditors have with the Corporation to determine the auditors' independence. The annual independence review should include a review of all non-audit-related consulting fees for nature of services and effect on independence; a review of any and all relationships between members of the audit firm and employees of the Corporation; the obtaining of a formal written statement from the auditors as to their compliance with SEC and professional guidelines relating to independence; and discussion with the auditors regarding the audit firm's own internal controls over monitoring independence.

7. Review the performance of the independent auditors. Annually clarify with the independent auditors that the auditors are ultimately accountable to the Board of Directors and the Audit Committee and that the Board of Directors and the Audit Committee have ultimate power in the appointment or removal of the independent auditors.

8. Review and discuss with the independent auditors the scope of the annual audit with particular attention to changes in audit scope and the reasons for such changes.

9. Consult with the independent auditors, outside the presence of management, regarding internal controls and the completeness and accuracy of the organization's financial statements and related disclosures.


                                      (18)

                                                                      Appendix A


10. Review with financial and accounting personnel, the independent auditors, and the chief internal auditor the adequacy and effectiveness of the accounting and financial controls of the Corporation, including controls over data-processing activities and functions, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

11. Make inquiry of the independent auditors as to their view of the quality and appropriateness of the Corporation's accounting principles applied in its accounting, financial reporting and related disclosures.

12. Establish reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

13. Following completion of the annual audit, review separately with each of management, the independent auditors and the chief internal auditor any significant difficulties encountered during the course of the audit, including any changes in the audit scope or restrictions on the scope of work or access to required information.

14. Review any significant disagreement among management, the chief internal auditor and the independent auditors relating to the financial statements or related disclosures.

15. Review activities, organizational structure and charter, objectivity, and qualifications of the internal audit department.

16. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

17. Perform any other activities consistent with this Charter, the Corporation's By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.


Adopted as of April 19, 2000.


                                      (19)

                   PROPOSAL II. RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL II.

The firm of Ernst & Young LLP served as independent auditors for the Company for the fiscal year ended December 31, 2000. Pursuant to the recommendation of the Audit Committee, the Board has appointed that firm to continue in that capacity for the fiscal year 2001, and recommends that a resolution be presented to stockholders at the 2001 Annual Meeting to ratify that appointment. Fees for the last fiscal year were: Annual audit - $ 317,500, audit-related services - $207,355, and all other nonaudit services - $ 168,809.

In the event the stockholders fail to ratify the appointment of Ernst & Young LLP, the Board will appoint other independent public accountants as auditors. Representatives of Ernst & Young LLP will attend the 2001 Annual Meeting. They will have the opportunity to make a statement and respond to appropriate questions from stockholders.

                                  OTHER MATTERS

The Board does not know of any matters that will be presented for action at the 2001 Annual Meeting other than those described above and matters incident to the conduct of the meeting. If, however, any other matters not presently known to management should come before the 2001 Annual Meeting, it is intended that the shares represented by the accompanying proxy will be voted on such matters in accordance with the discretion of the holders of such proxy.

                              COST OF SOLICITATION

Proxies may be solicited by directors, officers, or regular employees of the Company in person, by telephone, telegram, or other means. The cost of preparing, assembling, and mailing the proxy material and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held by record by such persons will be borne by the Company.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

Pursuant to Securities and Exchange Commission regulations, stockholder proposals submitted for next year's proxy statement must be received by the Company no later than the close of business on November 16, 2001 to be considered. Proposals should be addressed to Richard F. Cooper, Secretary, Arkansas Best Corporation, 3801 Old Greenwood Road, Fort Smith, AR 72903. In order to prevent controversy about the date of receipt of a proposal, the Company strongly recommends that any stockholder wishing to present a proposal submit the proposal by certified mail, return receipt requested.

                                     GENERAL

Upon written request, the Company will provide stockholders with a copy of its Annual Report on Form 10-K to the Securities and Exchange Commission (including financial statements and schedules thereto) for the fiscal year ended December 31, 2000, without charge. Direct written requests to: David Humphrey, Director - Investor Relations, Arkansas Best Corporation, 3801 Old Greenwood Road, Fort Smith, AR 72903.


PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD/BALLOT PROMPTLY

                                                /s/ Richard F. Cooper

Fort Smith, Arkansas                                RICHARD F. COOPER
Date:  March 16, 2001                                  Secretary


                                      (20)

                            ARKANSAS BEST CORPORATION
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

[                                                                              ]

                                                                         WITHHELD
                                                          FOR all        from all       FOR all nominees, except vote withheld
I.   ELECTION OF DIRECTORS:                               nominees       nominees       from the following nominee(s):
     Nominees:
                                                                                                   -------------------------
     01 - Robert A. Young III and 02 - Frank Edelstein

                                                             FOR          AGAINST       ABSTAIN

II.  To ratify the appointment of
     Ernst & Young LLP as the Company's
     independent certified public accountants.

                                                                                  PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT
                                                                                  OWNERS SHOULD EACH SIGN. WHERE APPLICABLE,
                                                                                  INDICATE OFFICIAL POSITION OR REPRESENTATIVE
                                                                                  CAPACITY.

                                                                                  DATE:
                                                                                       --------------------------------------------

                                                                                  -------------------------------------------------
                                                                                  SIGNATURE

                                                                                  -------------------------------------------------
                                                                                  SIGNATURE



       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSALS.


                            o FOLD AND DETACH HERE o



                             YOUR VOTE IS IMPORTANT!




         PLEASE MARK, SIGN, DATE AND MAIL THE ABOVE PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.

PROXY/BALLOT                                                        PROXY/BALLOT
                            ARKANSAS BEST CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS -- APRIL 25, 2001

Richard F. Cooper, with the power of substitution and revocation, is hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of Arkansas Best Corporation to be held at 3801 Old Greenwood Road, Fort Smith, Arkansas 72903, at 9:00 a.m. CDT on Wednesday, April 25, 2001, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

       THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED AND FOR EACH OF THE OTHER PROPOSALS SPECIFIED HEREIN.

               * * CONTINUED AND TO BE SIGNED ON REVERSE SIDE * *